SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials



                        AFL-CIO Housing Investment Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

________________________________________________________________________________
2) Aggregate number of securities to which transaction applies:

________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4) Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5) Total fee paid:

________________________________________________________________________________
|_| Fee paid previously with preliminary materials:

________________________________________________________________________________
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1) Amount previously paid:

________________________________________________________________________________
     2) Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3) Filing Party:

________________________________________________________________________________
     4) Date Filed:

________________________________________________________________________________

January ___, 2006

TO PARTICIPANTS, AFL-CIO HOUSING INVESTMENT TRUST

Enclosed is the Notice of a 2006 Special Meeting of Participants and a Proxy Statement describing proposed amendments to the Declaration of Trust that are expected to come up at the meeting.

Also enclosed is a proxy card for each Participant noting the number of Units held by that Participant and the exact name in which those Units are registered. A Participant that does not wish to send a representative to the meeting should vote its Units by mail, Internet or facsimile, as described herein, as soon as possible.

                                        Sincerely,


                                        Stephen Coyle
                                        Chief Executive Officer

                     PLEASE VOTE WITHIN FIVE DAYS OF RECEIPT

SC/spt
opeiu #2, afl-cio

Enclosures

                        AFL-CIO HOUSING INVESTMENT TRUST

                 NOTICE OF 2006 SPECIAL MEETING OF PARTICIPANTS

To Participants, AFL-CIO Housing Investment Trust:

      Notice is hereby given that a Special Meeting of Participants (the "Meeting") of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust"), a District of Columbia common law trust, will be held at the offices of the Trust, 1717 K Street, N.W., Suite 707, Washington, D.C. 20036 on February 22, 2006 at 2:00 p.m. for the following purposes:

1. To amend and restate Section 3.3(d)(ii)(A)(2) of the Declaration of Trust to change the loan to value ratio requirement from 75 percent to 80 percent for construction and permanent mortgage loans and/or securities where the project receives the benefits of federal low income housing tax credits;

2. To amend and restate Section 3.3(d)(iv) of the Declaration of Trust to authorize the Trust to invest in bridge loans for developments that are eligible to receive and have allocations or other rights to receive federal rehabilitation tax credits;

3. To amend and restate Section 3.3(h) of the Declaration of Trust to authorize the Trust to invest in Commercial Mortgage Backed Securities
      (CMBS) that at the time of their acquisition by the Trust are rated in the highest rating category by at least one nationally recognized statistical rating agency - subject to a limit of no more than 10 percent of the total value of the Trust's assets; and

4. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

      The close of business on December 30, 2005 has been fixed as the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. Accordingly, only Participants of record as of the close of business on that date are entitled to notice of and to vote at the Meeting or at any such adjournment.

                                        By Order of the Board of Trustees


                                        Stephen Coyle
                                        Chief Executive Officer

Dated: January ____, 2006

                        AFL-CIO HOUSING INVESTMENT TRUST

                                 PROXY STATEMENT

                                January ___, 2006

                                 GENERAL MATTERS

      This Proxy Statement is being sent on January ___, 2006 in connection with the solicitation of proxies for use at a 2006 Special Meeting of Participants (the "Meeting") of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust") to be held at the offices of the Trust, 1717 K Street, N.W., Suite 707, Washington, D.C. 20036, on February 22, 2006, beginning at 2:00 p.m. and at any adjournment(s) thereof.

      A copy of the Trust's Annual Report for the year ended December 31, 2004 together with financial statements for the corresponding fiscal year, were previously mailed to each Participant entitled to vote at the Meeting. The Trust will furnish, without charge, a copy of the Annual Report for 2004 and the most recent Semi-annual Report succeeding the Annual Report, if any, to any Participant that requests one. Requests for reports should be made by placing a collect call to the Trust, at (202) 331-8055, and directing the call to Stephanie Turman. Written requests may be directed to Marketing, Investor and Labor Relations, AFL-CIO Housing Investment Trust, 1717 K Street, N.W., Suite 707, Washington, D.C. 20036. Reports may also be accessed on the Trust's website at www.aflcio-hit.com.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

      At the Trust's 2006 Special Meeting, Participants will act upon the matters outlined in the accompanying notice of Meeting, including amending and restating the following sections of the Declaration of Trust:

      >> (i) Section 3.3(d)(ii)(A)(2) to change the loan to value ratio requirement from 75 percent to 80 percent for construction and permanent mortgage loans and/or securities where the project receives the benefits of federal low income housing tax credits,

      >> (ii) Section 3.3(d)(iv) to authorize the Trust to invest in bridge loans for developments that are eligible to receive and have allocations or other rights to receive federal rehabilitation tax credits, and

      >> (iii) Section 3.3(h) to authorize the Trust to invest in Commercial Mortgage Backed Securities (CMBS) that at the time of their acquisition by the Trust are rated in the highest rating category by at least one nationally recognized statistical rating agency - subject to a limit of no more than 10 percent of the total value of the Trust's assets.

      >> In addition, the Trust's management will respond to questions from Participants.

WHO IS ENTITLED TO VOTE?

      The close of business on December 30, 2005 is the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof (the "Record Date"). As of the Record Date, there were 3,290,697.559 Units of Participation of the Trust outstanding, each Unit being entitled to one vote. No shares of any other class of securities were outstanding as of that date.

      Only Participants of record as of the close of business on the Record Date will be entitled to vote at the Meeting.

WHO CAN ATTEND THE MEETING?

      All Participants as of the Record Date, or their duly appointed proxies, may attend the Meeting.

WHAT CONSTITUTES A QUORUM?

      A quorum for the Meeting is the presence in person or by proxy of Participants holding a majority of Units outstanding at the close of business on the Record Date. As of the Record Date, 3,290,697.559 Units of Participation of the Trust were outstanding. Proxies received but marked as abstentions will be included in the calculation of the number of Units considered to be present at the Meeting.

HOW DO I VOTE?

      By Mail: If the proxy card that is enclosed with this Proxy Statement is properly executed and returned, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees' recommendations set forth thereon.

      By Facsimile: If the proxy card that is enclosed with this Proxy Statement is properly executed and returned via facsimile to (202) 331-8190, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees' recommendations set forth thereon.

      By Internet: If the proxy card is properly voted through the Internet, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees' recommendations set forth thereon.

            To vote by proxy through the Internet:

            1)    Use a web browser to go to http://www.aflcio-hit.com/proxy

            2) Enter the User Name* and Password* that are included with this mailing.

            *Please note that the User Name and Password are CASE-SENSITIVE. Please type the User Name and Password into the appropriate screen exactly as it is shown on the enclosure.

      In Person: By attending the Meeting and voting your Units.

CAN I CHANGE MY VOTE AFTER GIVING A PROXY?

      Yes. Any Participant giving a Proxy may revoke it at any time before it is exercised by giving written notice to the Trust bearing a date later than the date of the Proxy, by submission of a later dated Proxy, or by voting in person at the Meeting, which any Participant may do whether or not such Participant has previously given a Proxy.

WHAT ARE THE BOARD OF TRUSTEES' RECOMMENDATIONS?

      Unless you give other instructions when you vote, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Trustees. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

            o     FOR amending and restating Section 3.3(d)(ii)(A)(2) (see page
                  3);

            o     FOR amending and restating Section 3.3(d)(iv) (see pages 3-4);
                  and

            o     FOR amending and restating Section 3.3(h) (see page 4).

      With respect to any other matter that properly comes before the Special Meeting or any adjournment or adjournments thereof, the proxy holders will vote as recommended by the Board of Trustees or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

      As to Proposals I, II and III, the vote required for approval will be an affirmative vote of a majority of the Units represented in person or by proxy at the Meeting. Each Unit is entitled to one vote. Abstentions will not be included in the calculation of the number of Units voted affirmatively for a proposal.

WHO IS MAKING THE SOLICITATION ON BEHALF OF THE TRUST?

      The Proxy is being solicited by the Board of Trustees of the Trust through the mail. The cost of solicitation will be paid by the Trust. Further solicitation of proxies may be made by telephone or oral communication with some Participants following the original solicitation. Any such further solicitation will be made by Trustees or officers of the Trust who will not be compensated therefor. The date on which proxy materials were first mailed to Participants was January __, 2006.

                       AMENDMENTS TO DECLARATION OF TRUST

PROPOSAL I:       TO AMEND AND RESTATE SECTION 3.3(d)(ii)(A)(2) OF THE
                  DECLARATION OF TRUST TO CHANGE THE LOAN TO VALUE RATIO
                  REQUIREMENT FROM 75 PERCENT TO 80 PERCENT FOR CONSTRUCTION AND
                  PERMANENT MORTGAGE LOANS AND/OR SECURITIES WHERE THE PROJECT
                  RECEIVES THE BENEFITS OF FEDERAL LOW INCOME HOUSING TAX
                  CREDITS

      The proposed amendment to Section 3.3(d)(ii)(A)(2) of the Declaration of Trust would change the loan to value ratio requirement from 75 percent to 80 percent for construction and permanent mortgage loans and/or securities where the project receives Federal Low Income Housing Tax Credits ("LIHTCs"). The Declaration of Trust currently authorizes investment in construction and permanent mortgage loans and/or securities with a loan to value ratio of 75 percent if the underlying project receives the benefit of LIHTCs. The proposed amendment would increase the loan to value ratio to 80 percent for projects receiving LIHTCs.

      Subject to certain restrictions, the LIHTC is generally a credit against regular federal income tax liability for investments in the acquisition and rehabilitation or construction of qualified low-income rental housing. To qualify, properties must set aside a certain percentage of their units for low-income occupancy. The LIHTC program has a compliance period of 30 years (subject to certain exceptions) during which strict occupancy restrictions must be followed. The penalty for noncompliance is recapture of a certain portion of the LIHTCs, plus interest, for all prior years. The LIHTC generally may be claimed over a 10-year credit period starting the year the building meets the minimum set-aside requirement for low income occupancy. Money raised through the sale of LIHTCs is used to pay the costs of development of the LIHTC project.

      The proposed increase will facilitate additional investment opportunities for the Trust. The Trust's past experience with projects that have LIHTCs is that these projects have a lower risk of default than similar projects which do not have these credits. The Trust is aware that other lenders are currently offering up to 85 percent loan to value loans for projects with LIHTCs, which in some cases is due to affordable housing requirements or goals of these lenders. All other requirements for this type of investment under the Declaration of Trust will remain unchanged, including the current limitation that the Trust's total investment in construction and/or permanent mortgage loans for projects receiving LIHTCs may not exceed 4 percent of the total value of the Trust's assets. In light of the foregoing, the Trust believes that the proposed increase in the loan to value ratio requirement will not materially increase risk to the Trust.

          THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR"
               THE PROPOSED AMENDMENT TO THE DECLARATION OF TRUST
                             SET FORTH IN PROPOSAL I

PROPOSAL II:      TO AMEND AND RESTATE SECTION 3.3(d)(iv) OF THE DECLARATION OF
                  TRUST TO AUTHORIZE THE TRUST TO INVEST IN BRIDGE LOANS FOR
                  DEVELOPMENTS THAT ARE ELIGIBLE TO RECEIVE AND HAVE ALLOCATIONS
                  OR OTHER RIGHTS TO RECEIVE FEDERAL REHABILITATION TAX CREDITS

      The Declaration of Trust authorizes the Trust to invest in credit-enhanced bridge loans for projects that have allocations of LIHTCs. The proposed amendment to Section 3.3(d)(iv) would expand the Trust's authority to invest in credit-enhanced bridge loans to include bridge loans where the projects have allocations of Federal Rehabilitation Tax Credits ("RTCs").

      RTCs are generally credits against federal income tax liability for costs incurred for the rehabilitation of certain buildings. Rehabilitation includes renovation, restoration and reconstruction. In general, the RTC is equal to 10 percent of the amount of qualified rehabilitation expenditures for certain buildings placed in service before 1936 and 20 percent of the amount of qualified rehabilitation expenditures for certified historic structures. The full amount of the RTC may be claimed in the year in which the property is placed in service. Generally, RTCs are subject to recapture if the building is disposed of or otherwise converted to an improper use during the five-year period commencing on the date it is placed in service.

      RTCs are often used by developers in urban areas to complete the adaptive reuse of schools, office buildings and factory buildings for multifamily rental housing. This proposed amendment will potentially increase the Trust's investment opportunities in urban markets in which the Trust can most readily meet its union labor requirements, without materially increasing the risk to the Trust. All other requirements for investment in bridge loans will remain unchanged, including the credit enhancement requirements set forth in the Declaration of Trust and the current limit on the Trust's investments in bridge loans to no more than 5 percent of the total value of the Trust's assets.

          THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR"
               THE PROPOSED AMENDMENT TO THE DECLARATION OF TRUST
                            SET FORTH IN PROPOSAL II

PROPOSAL III:     TO AMEND AND RESTATE SECTION 3.3(h) OF THE DECLARATION OF
                  TRUST TO AUTHORIZE THE TRUST TO INVEST IN COMMERCIAL MORTGAGE
                  BACKED SECURITIES (CMBS) THAT AT THE TIME OF THEIR ACQUISITION
                  BY THE TRUST ARE RATED IN THE HIGHEST RATING CATEGORY BY AT
                  LEAST ONE NATIONALLY RECOGNIZED STATISTICAL RATING
                  ORGANIZATION - SUBJECT TO A LIMIT OF NO MORE THAN 10 PERCENT
                  OF THE TOTAL VALUE OF THE TRUST'S ASSETS

      The proposed amendment to Section 3.3(h) of the Declaration of Trust would authorize the Trust to invest up to 10 percent of the value of all of its assets in Commercial Mortgage Backed Securities ("CMBS") that are rated in the highest rating category by at least one nationally recognized statistical rating organization, for example Standard & Poor's AAA-rated CMBS. Section 3.3(h) of the Declaration of Trust provides that the HIT may invest up to 15 percent of its assets in: (i) United States Treasury obligations; (ii) obligations which are issued or guaranteed by Fannie Mae, Freddie Mac or the Federal Home Loan Banks ("FHLBs") (without limitation to the Trust's right to purchase mortgage-backed securities and obligations); and (iii) obligations which are backed by Fannie Mae, Freddie Mac or the FHLBs and rated in one of the two highest rating categories at the time of acquisition. This amendment would add a new investment authority under this provision to permit investment in CMBS. The total percentage of portfolio holdings permitted under Section 3.3(h), however, would remain at no more than 15 percent of the Trust's assets.

      Commercial mortgage-backed securities are structured fixed-income securities backed by commercial real estate loans. As with the bulk of the Trust's current housing-related investments, principal and interest payments from the underlying collateral are passed through from the borrowers to the holders of the CMBS by the servicer. Typically, a CMBS transaction contains several different classes (hereinafter "tranches") with varying exposure to default, prepayment and interest rate risk. A CMBS issue is often structured by "credit-tranching", i.e., creating bonds with ratings from AAA to unrated by the use of subordination. Each CMBS tranche typically receives an interest payment with principal distributed in a sequential manner beginning with the highest rated tranche. Typically, all principal and prepayments are first allocated to the current amortizing tranche, and when that tranche is paid off, principal and prepayments flow to the next tranche in a "waterfall." In credit-tranched CMBS issues, the loss and paydown tranches are typically reversed, and the highest rated classes are therefore the last to be affected by losses and usually the first to receive the early payment of principal.

      The Trust expects that investing in CMBS would provide some or all of the following potential benefits:

o     Asset diversification;

o     Additional yield without material additional credit risk;

o     High liquidity; and

o Involvement in a growing sector of the Lehman Brothers Aggregate Bond Index (the Trust's benchmark).

      As noted above, the new authority is limited to no more than 10 percent of the Trust's total assets, within a class of assets that are limited to no more than 15 percent of the Trust's total assets. In general, the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. Payments and the timing of payments made in respect of the CMBS depend on payments received on and other recoveries with respect to the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Though CMBS are not typically credit enhanced, because the Trust will only be permitted to invest in CMBS rated in the highest category of at least one nationally recognized statistical rating organization, the Trust believes that the quality and risk profiles of these investments are generally consistent with the Trust's current portfolio of investments.

          THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR"
               THE PROPOSED AMENDMENT TO THE DECLARATION OF TRUST
                           SET FORTH IN PROPOSAL III.

                                  OTHER MATTERS

      The Trust currently has no independent investment adviser other than Wellington Management Company LLP., which manages certain of the Trust's investments with a scheduled maturity not to exceed 24 months. Wellington Management Company is a Massachusetts limited liability partnership and a registered investment adviser. Its principal offices are located at 75 State Street, Boston, Massachusetts 02109.

      At the date of this Proxy Statement, the Trustees know of no other matters that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the Units represented by such Proxy in accordance with their best judgment.

      Participants who are unable to attend the Meeting in person are urged to forward their Proxies without delay. A prompt response will be appreciated.

                                        By Order of the Board of Trustees


                                        ---------------------------------
                                        Stephen Coyle
                                        Chief Executive Officer

                        AFL-CIO HOUSING INVESTMENT TRUST

                                      PROXY

                      2006 Special Meeting of Participants

      The undersigned hereby appoints Helen R. Kanovsky and Mary C. Moynihan and each of them with power to act without the other and with full power of substitution, as proxies for and on behalf of the undersigned, to vote all Units of Participation which the undersigned is entitled to vote at the Special Meeting of Participants to be held February 22, 2006 and all adjournments thereof, with all the powers that the undersigned would possess if personally present and particularly (but without limiting the generality of the foregoing) to vote and act as follows:

      (I) To approve an amendment to Section 3.3(d)(ii)(A)(2) of the Declaration of Trust, to change the loan to value ratio requirement from 75 percent to 80 percent for construction and permanent mortgage loans and/or securities where the project receives the benefits of Federal Low Income Housing Tax Credits:

--------------------------------------------------------------------------------
                     FOR |_|    AGAINST |_|    ABSTAIN |_|
--------------------------------------------------------------------------------

         (II) To approve an amendment to Section 3.3(d)(iv) of the Declaration of Trust to authorize the Trust to invest in bridge loans for developments that are eligible to receive and have allocations or other rights to receive Federal Rehabilitation Tax Credits:

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                     FOR |_|    AGAINST |_|    ABSTAIN |_|
--------------------------------------------------------------------------------

         (III) To approve an amendment to Section 3.3(h) of the Declaration of Trust to authorize the Trust to invest in Commercial Mortgage Backed Securities
(CMBS) that at the time of their acquisition by the Trust are rated in the highest rating category by at least one nationally recognized statistical rating agency - subject to a limit of no more than 10 percent of the total value of the Trust's assets:

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                     FOR |_|    AGAINST |_|    ABSTAIN |_|
--------------------------------------------------------------------------------

      (IV) Upon such other matters as may properly come before the meeting.

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                     FOR |_|    AGAINST |_|    ABSTAIN |_|
--------------------------------------------------------------------------------

The Trustees recommend a vote FOR the above items. ANY PROXY NOT MARKED OTHERWISE WILL BE TREATED AS A VOTE FOR THE ITEMS.

      The Units of Participation represented hereby will be voted in accordance with instructions contained in this Proxy.

      The undersigned hereby ratifies and confirms all that said proxies or their substitutes or any of them may lawfully do by virtue hereof. The undersigned hereby acknowledges receipt of the Notice of 2006 Special Meeting of Participants to be held February 22, 2006 and the Proxy Statement dated January ___, 2006.

Please sign your name and indicate your capacity as designee, attorney, trustee or official of a Participant.

Dated: ________________, 2006

Participant ID:

Participant Name:

Number of Units:

By:
                  -------------------------------------------------------------
                  (Signature)


                  -------------------------------------------------------------
                  (Name - please print)

Title:
                  -------------------------------------------------------------
                  (please print)


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To vote via Internet, please use the following User Name and Password*:

User Name:
                  --------------------------------------------------------------
Password:
                  --------------------------------------------------------------

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

IMPORTANT: THIS PROXY MAY BE VOTED IN ANY OF THREE (3) WAYS:

BY MAIL: PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE.

BY FACSIMILE:     PLEASE SIGN, DATE AND FAX THIS PROXY TO
                  (202) 331-8190.

BY INTERNET:      PLEASE GO TO http://www.aflcio-hit.com/proxy AND ENTER THE
                  USER NAME AND PASSWORD INDICATED ABOVE.*

          PLEASE NOTE THAT ALL VOTES MUST BE TIME-STAMPED OR POSTMARKED
                        BY MIDNIGHT ON FEBRUARY 21, 2006.

----------
* Please note the User Name and Password are case-sensitive.